STOCK AND WARRANT PURCHASE AGREEMENT

Inhibitex, Inc.
9005 Westside Parkway
Alpharetta, GA 30009

Ladies & Gentlemen:

The undersigned,                             (the “Investor”), hereby confirms its agreement with you as follows:

1. This Stock and Warrant Purchase Agreement is made as of October 22, 2009 between Inhibitex, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 17,968,750 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”), and warrants to purchase up to 8,085,937 shares (the “Warrant Shares”) of Common Stock at an exercise price per share of $1.46 (the “Warrants”) to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor               Shares and a Warrant to purchase              Warrant Shares, for a purchase price of $1.28 per Share, or an aggregate purchase price of $              , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”). This Stock and Warrant Purchase Agreement, together with the Terms and Conditions, which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the “Agreement”. Unless otherwise requested by the Investor, the Warrant and certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of a Warrant attached hereto as Exhibit D.

[Signature Page Follows.]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:
Inhibitex, Inc.	Investor:

By:

By:	Print Name:
Title:	Title:
Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which shares should be registered (if different):

ANNEX I
TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1. Authorization and Sale of the Shares and Warrants. Subject to these Terms and Conditions, the Company has authorized the sale of up to 17,968,750 Shares and Warrants to purchase up to 8,085,937 Warrant Shares. The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Shares and Warrants; Subscription Date.

2.1. At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares each as set forth in Section 3 of the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2. The Company may enter into the same form of Stock and Warrant Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and, on the Closing Date, complete sales of Shares and Warrants to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached and the Stock and Warrant Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3. The obligations of each Investor under any Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below) and the Warrant, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

3. Delivery of the Shares and Warrants at Closing. It is expected that the completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur on or about October 28, 2009 (the “Closing Date”) at the offices of the Company’s counsel; provided, however, that this Agreement shall automatically terminate if the Closing shall not have been consummated within 10 days following the date hereof. At the Closing, the Company shall deliver to the Investor a Warrant representing the number of Warrant Shares and one or more stock certificates representing the number of Shares, in each case as is set forth in Section 3 of the Stock and Warrant Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock and Warrant Purchase Agreement, in the name of a nominee designated by the Investor.

The Company’s obligation to issue the Shares and the Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) the Company shall have received a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and the Warrant being purchased hereunder as set forth in Section 3 of the Stock and Warrant Purchase Agreement and (b) the representations and warranties of the Investors set forth herein shall be true and correct as of the date when made and as of the Closing Date in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) and the undertakings of the Investors contained in this Agreement shall have be fulfilled in all material respects on or prior to the Closing Date.

The Investor’s obligation to purchase the Shares and the Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the representations and warranties of the Company set forth herein shall be true and correct as of the date when made and as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) and the undertakings of the Company contained in this Agreement shall have been fulfilled in all material respects on or prior to the Closing Date and (b) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company’s counsel including as to the matters set forth in Section 4.3 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the sale of the Shares and Warrants.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1. Subsidiaries. The Company owns or controls, directly or indirectly, only the following entities: FermaVir Pharmaceuticals, Inc. and FermaVir Research, Inc. (each a “Subsidiary” and, collectively, the Subsidiaries”), and the Company owns or controls, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

4.2. Organization. The Company and each Subsidiary is duly organized and validly existing in good standing under the laws of the State of Delaware. The Company and each Subsidiary has full power and authority to own or lease its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would (i) have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties, operations or results of operations of the Company and its Subsidiaries taken as a whole or (ii) cause a material adverse impairment on the authority or ability of the Company to perform its obligations hereunder or under the Warrants (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.3. Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been (or upon delivery will be) duly authorized and validly executed and delivered by the Company and constitute (or upon delivery will constitute) legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except (i) as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof and thereof, be duly authorized, validly issued and free from all liens and charges with respect to the issuance thereof, fully-paid and nonassessable. The Warrant being purchased by the Investor hereunder will, upon issuance and payment therefor and pursuant to the terms hereof and thereof, be duly authorized and validly issued and free from all liens and charges with respect to the issuance thereof.

4.4. Non-Contravention. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) assuming the accuracy of the representations and warranties of the Investors set forth in Section 5.4(iv)(c) hereof, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority (including federal and state securities laws and regulations and the rules and regulations of Nasdaq (as defined below)) applicable to the Company or any of its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject, except for such liens, encumbrances, claims, security interests or restrictions upon any of the properties or assets of the Company or accelerations of indebtedness that are not reasonably likely to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body or any other person is required for the execution and delivery of the Agreements and the Warrants, and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.5. Capitalization. The capitalization of the Company as of June 30, 2009 is as set forth in the Company’s Quarterly Report of Form 10-Q for the quarter ended June 30, 2009 (which, together with the other documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), since the end of the Company’s most recently completed fiscal year through the date hereof are hereinafter referred to as the “Disclosure Documents”), increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Disclosure Documents and (ii) outstanding warrants, options or other securities disclosed in the Disclosure Documents. The Shares and the Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issued pursuant to the Warrants, have been duly authorized and, when they are issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in the Agreements and the Warrants or as set forth in or contemplated by the Disclosure Documents, and other than options issued to officers, directors and employees of the Company under its employee benefit plans, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party, or of which the Company has knowledge, relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrants Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The issuance and sale of the Shares, the Warrants and the Warrant Shares will not result in a right of any current holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Subject to the filing of the notification with the Nasdaq Stock Market, Inc., the issuance and sale of the Shares and Warrant Shares under this Agreement does not contravene the rules and regulations of the Nasdaq Stock Market, Inc. Capital Market (the “Nasdaq Capital Market” and, collectively with the Nasdaq Stock Market, Inc., “Nasdaq”), and, in furtherance of the foregoing sentence, no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investor the maximum number of Shares and Warrant Shares contemplated by this Agreement.

4.6. Legal Proceedings; Disagreements with Advisors. There is no material legal or governmental investigation, action, suit or proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject.

4.7. No Violations. Neither the Company nor any Subsidiary is (i) in violation of its charter, bylaws, or other organizational document; (ii) in violation of any federal, state or local law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or such Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (iii) in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or such Subsidiary is a party or by which the Company or such Subsidiary is bound, or by which the properties of the Company or such Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

4.8. Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.2, 4.13, 4.14, and 4.15, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Disclosure Documents except where the failure to currently possess would not have a Material Adverse Effect.

4.9. Intellectual Property. The Company and each Subsidiary owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (including trade secrets and other unpatented and/or unpatentable property or confidential information, systems, processes or procedures) (collectively, “Intellectual Property”) described or referred to in the Disclosure Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted as described in the Disclosure Documents, except where the failure to currently own or possess such Intellectual Property would not have a Material Adverse Effect. The Company has not received any written notice in the past two years of any infringement or asserted infringement by the Company or any Subsidiary of any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and the Company has not sent any written notice in the past two years infringement by a third party with respect to any Intellectual Property rights of the Company or any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.

4.10. Financial Statements; Obligations to Related Parties.

(a) The financial statements of the Company and the related notes contained in the Disclosure Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the “SEC”) on Form 10-Q under the Exchange Act. The other financial information contained in the Disclosure Documents has been prepared on a basis materially consistent with the financial statements of the Company and the related notes. As of their respective dates, the financial statements of the Company and the related notes included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the SEC with respect thereto.

(b) There are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (i) for payment of salary for services rendered and for bonus payments; (ii) reimbursements for reasonable expenses incurred on behalf of the Company; (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and (iv) obligations listed in the Company’s financial statements and the related notes.

4.11. No Material Adverse Change. Since December 31, 2008, there has not been (i) any material adverse change in the financial condition or earnings of the Company, (ii) any material adverse change in the business, assets, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (v) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

4.12. Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements and the Warrants and the anticipated use of the proceeds therefrom, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that neither it nor any person acting on its behalf has provided the Investors (other than any Investor who has entered into a non-disclosure agreement with the Company that is effective as of the date hereof) with any information that constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

4.13. NASDAQ Compliance. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Nasdaq Capital Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Capital Market, nor has the Company received any notification that the SEC, the Financial Industry Regulatory Authority, Inc. (“FINRA”), or Nasdaq is contemplating terminating such registration or listing, except to the extent that the Company has resolved the issues raised in any such notification.

4.14. Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

4.15. No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, the Warrants or the Warrant Shares.

4.16. Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Shares and Warrants and the Warrant Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.17. Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.18. Contracts. The Company has filed with the SEC all contracts and agreements required to be filed under the Exchange Act.

4.19. Taxes. The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not have a Material Adverse Effect. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due, except where the failure to so withhold or the failure to so pay would not have a Material Adverse Effect. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against it that would have a Material Adverse Effect.

4.20. Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares and the Warrants hereunder are and, upon exercise of the Warrants, assuming the accuracy of the representations included in Exhibit A to the Warrant, the issuance of the Warrant Shares will be exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Shares and the Warrants other than the documents of which this Agreement is a part or the Disclosure Documents. None of the Company, its Subsidiaries, any of their affiliates and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, or the issuance of the Warrant Shares pursuant to the Warrant, within the provisions of Section 5 of the Securities Act. No approval of the stockholders of the Company is required under the rules and regulations of Nasdaq for the Company to issue and deliver the Shares and the Warrants to the Investors. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Subsidiary, affiliate of the Company and its Subsidiaries, or person acting on the Company’s behalf, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, that would be integrated with the offer or sale of the Shares, the Warrants and the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Shares, the Warrants or the Warrant Shares to the Investors or that would be integrated with the offer or sale of the Shares, the Warrants and the Warrant Shares for purposes of the shareholder approval rules and regulations of Nasdaq. Neither the Company nor, to the knowledge of the Company, any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act

4.21. Disclosure Controls and Procedures. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date, except where such non-compliance would not, individually or in the aggregate, be expected to have a Material Adverse Effect. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the periods in which the Company’s filings under the Exchange Act have been prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Company’s filings under the Exchange Act their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such filings under the Exchange Act based on such evaluation; and (c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting. During the twelve months prior to the date hereof, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any independent accounting firm that audited the Company’s financial statements notifying the Company of any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

4.22. Transactions With Affiliates. There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Disclosure Documents that have not been described as required.

4.23. No Registration Rights. Except as disclosed in the Disclosure Documents, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered for sale under the Securities Act.

4.24. Form S-3 Eligibility. Except to the extent that the SEC deems the resale of the Shares or Warrant Shares to be a primary offering by the Company, the Company is eligible to register the Shares and Warrant Shares for resale by the Investors using Form S-3 under the Securities Act.

4.25. Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

4.26. Placement Agent. The Company acknowledges that is has engaged MTS Securities, LLC, or an affiliate thereof (the “Agent”), as its placement agent in connection with the sale of the Shares and the Warrants. Other than the Agent, the Company has not engaged any other placement agent or other agent in connection with the sale of the Shares and the Warrants. The Company shall be responsible for the payment of the Agent’s fees relating to or arising out of the issuance and sale of the Shares and the Warrants pursuant to this Agreement.

4.27. Company Acknowledgement of Investor Representation. The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

5. Representations, Warranties and Covenants of the Investor.

5.1. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant; (ii) the Investor is acquiring the number of Shares and a Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrants or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire and the Registration Statement Questionnaire for use in preparation of each Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep any Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement, relied only upon the Disclosure Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, Warrant or Warrant Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, the Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3. The investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), if applicable, and the Investor acknowledges that the certificates evidencing the Shares and Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of a Registration Statement, as set forth in Section 7.2(b).

5.4. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (iii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable; and (iv) the execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not, to the extent applicable: (a) result in a violation of the organizational documents of such Investor, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (b) and (c) above, for such that are not material and do not otherwise materially adversely affect the ability of such Investor to consummate the transactions contemplated hereby.

5.5. Between the time the Investor learned about the Offering and the public announcement of the Offering, the Investor has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Investor, directly or indirectly, caused any person to engage in any short sales or similar transactions with respect to the Common Stock. Without limiting the foregoing, Investor will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

5.6. The Investor understands that nothing in the Disclosure Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

5.7. The Investor is not purchasing the Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Shares and Warrants published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

5.8. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or Warrants or the fairness or suitability of the investment in the Shares and Warrants nor have such authorities passed upon or endorsed the merits of the offering of the Shares and Warrants.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor.

7. Registration of the Shares; Compliance with the Securities Act.

7.1. Registration Procedures and Other Matters.

(a) The Company shall:

(i)	prepare and file with the SEC, within 30 days after the Closing Date, a registration statement on Form S-3, or, if the Company is not then eligible to register the Shares for resale on Form S-3, on another appropriate form in accordance with the Securities Act and the Exchange Act, to enable the resale of the Shares and the Warrant Shares by the Investors in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (such registration statement being referred to herein as the “Initial Registration Statement” and each registration statement required to be filed under this Section 7.1 being referred to herein as a “Registration Statement”), provided, however, that the Company shall not be required to include on such Initial Registration Statement any Shares held by any Investor who has not submitted to the Company a completed Investor Questionnaire and Registration Statement Questionnaire and has not provided, after prompt request from the Company, such other information as may be required under the Securities Act in connection with the filing of the Initial Registration Statement;

(ii)	subject to clause (i) of this Section 7.1(a), use its commercially reasonable efforts to cause the Initial Registration Statement to become effective within 90 days, or, if the Initial Registration Statement becomes subject to review, 120 days, after the Closing Date;

(iii)	use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to a Registration Statement in compliance with applicable laws, the prospectus used in connection therewith (the “Prospectus”) and any document incorporated by reference therein as may be necessary to keep such Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares purchased hereunder and the Warrant Shares purchased under the Warrant, the earlier of (1) fifty months after the Closing Date, (2) the date as of which the Investor may sell all of the Shares and Warrant Shares then held by the Investor without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) under the Securities Act and (3) such time as all Shares purchased by such Investor in this offering and Warrant Shares issuable pursuant to the Warrant and, in each case, covered by the Registration Statement, have been sold;

(iv)	furnish to the Investor with respect to the Shares and Warrant Shares registered under a Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Investor;

(v)	file documents required of the Company for blue sky clearance in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of any Registration Statement pursuant to Section 7.1(a)(iii); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(vi)	bear all expenses in connection with the procedures in clauses (i) through (v) and clause (viii) of this Section 7.1(a), the procedures in Sections 7.1(d) and the registration of the Shares and Warrant Shares pursuant to a Registration Statement (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses and any other fees or expenses incurred by the Investor, including attorneys’ fees); and

(vii)	advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of a Registration Statement or of the initiation or threat of any proceeding for that purpose; and, subject to Section 7.1(c), promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(viii)	promptly following the date on which any Registration Statement is declared effective by the SEC, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act, if required thereunder, the final prospectus to be used in connection with sales pursuant to such Registration Statement; and

(ix)	at least two (2) days prior to the filing of each Registration Statement, provide a “Plan of Distribution” and “Selling Stockholders” section of such Registration Statement to the Investor for such Investor’s review and comment which, at a minimum, states that the selling stockholders may transfer the shares of common stock in various circumstances, including circumstances in which the transferees, pledgees or other successors in interest may be the selling beneficial owners for purposes of the Prospectus.

(b) Notwithstanding anything to the contrary herein, from the date hereof until the effective date of the Initial Registration Statement, the Company shall not, without the prior written consent of the holders of a majority of the Shares issued and sold in the Offering, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8. In no event shall the Company include any securities other than the Shares and the Warrant Shares on any Registration Statement without the prior written consent of the holders of a majority of the Shares issued and sold in the Offering.

(c) Notwithstanding anything to the contrary herein, if at any time the SEC takes the position that the offering of some or all of the Shares or Warrant Shares in the Initial Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 as a result of a characterization by the SEC of the transaction described by the Registration Statement as a primary offering by the Company, the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 7.1(c), the SEC refuses to alter its position, the Company shall remove from the Initial Registration Statement such portion of the Shares and/or Warrant Shares (the “Cut Back Shares”) as the SEC may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall have no liability to any Investor pursuant to Section 7.6 or otherwise as a result of the failure to register any Shares or Warrant Shares as a result of the SEC’s application of Rule 415 (including as a result of the SEC requiring an investor to be identified as an underwriter in a Registration Statement or other public disclosure or filing with the SEC) despite the Company’s commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. Any Shares or Warrant Shares not able to be included in the Initial Registration Statement shall reduce the total number of Shares and Warrant Shares of each Investor covered by the Initial Registration Statement on a pro-rata basis based on the total number of Shares and Warrant Shares issued or issuable to each Investor. For the purpose of determining the Cut Back Shares, first the Warrant Shares shall be excluded until all of the Warrant Shares have been excluded. The Company shall have no liability to any Investor pursuant to Section 7.6 or otherwise as a result of the filing of an Initial Registration Statement covering less than all of the Shares under the circumstances described in this Section 7.1(c). As soon as practicable following such intervening period of time as shall be required by the SEC (if specifically advised in writing by the SEC) or SEC guidance prior to the filing thereof, the Company shall file one or more additional registration statements covering the resale of as many Cut Back Shares allowed by the SEC (if specifically advised in writing by the SEC) or SEC guidance to be so registered while maintaining the Company’s compliance with Rule 415 (each, an “Additional Registration Statement”); provided, that the Company shall not be required to file more than three Additional Registration Statements under this Agreement. The Company shall use its commercially reasonable efforts to file each Additional Registration Statement on or prior to 10 business days after such day that represents the first opportunity that the SEC allows the Additional Registration Statement to be filed without the offering of the shares registered thereunder being deemed a primary offering (the “Additional Registration Statement Filing Eligibility Day”) and cause each Additional Registration Statement to be declared effective no later than, as applicable (a) five business days after the Company receives notice from the SEC that the Additional Registration Statement will not become subject to review or (b) if the Additional Registration Statement becomes subject to review by the SEC, 90 days after the filing thereof. With regard to any such Additional Registration Statement, all of the provisions of this Section 7.1(c) shall again be applicable to the Cut Back Shares. The Company shall give the Investors prompt notice of the amount of Shares excluded from each Additional Registration Statement. Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act). Neither the Company nor any Subsidiary or affiliate thereof shall identify the Investor as an underwriter in any public disclosure or filing with the SEC, Nasdaq or any other trading market; provided, however, that the Company shall have no liability to such Investor pursuant to Section 7.6 or otherwise as a result of the failure to register any Shares or Warrant Shares as a result of such Investor refusing to be so named.

(d) Within two business days of the effectiveness date of any Registration Statement, the Company shall give notice to the Investor of such effectiveness and cause its counsel to issue an appropriate opinion or opinions to the transfer agent substantially to the effect that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements in the form attached hereto as Exhibit A, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

7.2. Transfer of Shares and Warrant Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in a Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in any effective Registration Statement regarding the Investor or its plan of distribution. In connection with any transfer of Shares or Warrant Shares other than pursuant to an effective registration statement, to the Company or to an affiliate of the Investor (who is an accredited investor and executes a customary representation letter), the Company may require the transferor thereof to provide to the Company an opinion of counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such Shares or Warrant Shares can be sold, assigned or transferred pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or another exemption from the registration requirements of the Securities Act.

(b) Subject to paragraph (c) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of a Registration Statement for amendments or supplements to such Registration Statement or a related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) that the Company’s Board of Directors determines in good faith that it would be materially detrimental to the Company to maintain a Registration Statement at such time because it would require the disclosure of material nonpublic information the disclosure of which at the time is not in the best interests of the Company; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing (provided that the Company will not disclose the content of any material non-public information to the Investors in any Suspension Notice) and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(c) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares or Warrant Shares under a Registration Statement as a result of Suspensions on more than three occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors based on the advice of its counsel, the sale of Shares and Warrant Shares under a Registration Statement in reliance on this paragraph 7.2(c) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(d) Provided that a Suspension is not then in effect, the Investor may sell Shares and Warrant Shares under a Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares or it complies with an exemption from the prospectus delivery requirements under the Securities Act. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses pursuant to the Securities Act.

(e) In the event of a sale of Shares or Warrant Shares by the Investor pursuant to a Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares and Warrant Shares may be properly transferred.

7.3. Indemnification. For the purpose of this Section 7.3:

(i)	the term “Selling Stockholder” means the Investor and any affiliate of such Investor;

(ii)	the term “Registration Statement” shall include each Registration Statement (as referred to in Section 7.1), and any Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) under the Securities Act or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, supplement or amendment included in or relating to each such Registration Statement (as referred to in Section 7.1); and

(iii)	the term “untrue statement” for purposes of Section 7.3(d) hereof shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Stockholder and its officers, directors, partners, members, agents and employees from and against any losses, claims, damages or liabilities to which such Selling Stockholder, officer, director, partner, member, agent or employee may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue or alleged untrue statement made in such Registration Statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred as reasonably documented by the Selling Stockholder.

(b) The Investor agrees to indemnify and hold harmless the Company and its affiliates and their respective officers, directors, partners, members, agents and employees from and against any losses, claims, damages or liabilities to which the Company, affiliate, officer, director, partner, member, agent or employee may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares and Warrant Shares or (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that Investor’s obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Shares and Warrant Shares.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue or alleged untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares and Warrant Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

7.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares when such Shares or Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such shares, or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such Shares or Warrant Shares can be sold, assigned or transferred pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or another exemption from the registration requirements of the Securities Act.

7.5. Legend; Restrictions on Transfer.

(a) The certificate or certificates for the Shares, Warrants and Warrant Shares (and any securities issued in respect of or exchange for the Shares or Warrant Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH SECURITIES CAN BE SOLD OR TRANSFERRED PURSUANT TO RULE 144 UNDER THE 1933 ACT (OR A SUCCESSOR RULE THERETO) OR ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

(b) Such certificates shall not contain any legend (i) following any sale of such Shares or Warrant Shares pursuant to an effective Registration Statement or Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale without restriction under Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) under the Securities Act or (iii) following a sale, assignment or other transfer, if such holder provides the Company with an opinion of counsel, on a form and from counsel reasonably acceptable to the Company, to the effect that such sale, assignment or transfer may be made without registration under the applicable requirements of the Securities Act and that such legend is no longer required. Following such time as a legend is no longer required for certain Shares or Warrant Shares, the Company will, no later than five (5) trading days following the delivery by a Investor to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Investor a certificate representing such securities that is free from all restrictive and other legends or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”). The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

7.6. Liquidated Damages. The Company and Investor agree that Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, subject to Section 7.1(c) hereof, the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to Investor under the following circumstances: (a) if the Initial Registration Statement covering all of the Shares and Warrant Shares required or permitted to be covered by it is not filed by the Company on or prior to 30 days after the Closing Date or any Additional Registration Statement covering all of the Shares and Warrant Shares required or permitted to be covered by it is not filed on or prior to 10 business days after the Additional Registration Statement Filing Eligibility Day (either such event, a “Filing Default”); (b) if the Initial Registration Statement covering all of the Shares and Warrant Shares required or permitted to be covered by it is not declared effective by the SEC on or prior to 90 days after the Closing Date (or, if the Initial Registration Statement becomes subject to review by the SEC, the 121st day after the Closing Date) or any Additional Registration Statement covering all of the Shares and Warrant Shares required or permitted to be covered by it is not declared effective on or prior to the fifth business day after the Company receives notice from the SEC that such Additional Registration Statement will not become subject to review (or, if such Additional Registration Statement becomes subject to review by the SEC, the 91st day after the filing thereof) (either such event, an “Effectiveness Default”); or (c) if, after the effective date of any Registration Statement, such Registration Statement ceases to be effective and available to the Investor for the resale of the Shares and/or Warrant Shares required or permitted to be covered by it, for any reason other than a Suspension contemplated by Section 7.2(b) hereof, for more than 30 consecutive trading days or more than an aggregate of 60 trading days (which need not be consecutive) in any 12-month period (a “Maintenance Default” and, together with a Filing Default and an Effectiveness Default, a “Registration Default”). In the event of a Registration Default, the Company shall pay to Investor as Liquidated Damages, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this Section 7.7 exceed 10% of the aggregate purchase price paid by Investor. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the 31st day after the Closing Date or the 11th day after the applicable Additional Registration Statement Filing Eligibility Day, as applicable, and, in each case, each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default relating to the Initial Registration Statement, on the 91st day after the Closing Date (or, if the Initial Registration Statement becomes subject to review by the SEC, the 121st day after the Closing Date) and each 30th day thereafter until the Initial Registration Statement is declared effective by the SEC; (iii) if such Effectiveness Default relates to an Additional Registration Statement, on the sixth business days after the Company receives notice from the SEC that such Additional Registration Statement will not become subject to review (or, if such Additional Registration Statement becomes subject to review by the SEC, the 91st day after the filing date thereof) and each 30th day thereafter until the Additional Registration Statement is declared effective by the SEC; and (iv) in connection with a Maintenance Default, on the first date of such Maintenance Default and each 30th day thereafter until such Maintenance Default is cured. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default. In the event that the Company fails to make a Liquidated Damages payment in a timely manner, the past due amount of such Liquidated Damages shall bear interest at the rate of 1% per month (prorated for partial months) until paid in full.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Inhibitex, Inc.
9005 Westside Parkway
Alpharetta, GA 30009
Attn: Russell H. Plumb
Phone: (678) 746-1136
Fax: (678) 746-1299

(b) with a copy to:

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797
Attn: David S. Rosenthal
Phone: (212) 698-3500
Fax: (212) 698-3599

(c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

14. Entire Agreement. Notwithstanding anything else contained herein, this Agreement and the Warrants and any non-disclosure agreement in effect on the date hereof that Investor has entered into constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrants and the resale registration of the Shares and Warrant Shares.

15. Rule 144. Until the earlier of (a) fifty months from the Closing Date, (b) the date as of which the Investor may sell all of the Shares and Warrant Shares then held by the Investor without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) under the Securities Act and (c) such time as all Shares purchased by such Investor in this offering and Warrant Shares issuable pursuant to the Warrant and, in each case, covered by the Registration Statement, have been sold, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder or Warrant Shares purchased under the Warrants made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

16. Confidential Information.

(a) The Investor represents to the Company that, at all times during the Company’s offering of the Shares and the Warrants, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including without limitation, the existence of the transactions contemplated therein, and covenants that (unless the Investor has entered into a separate non-disclosure agreement, which agreement shall supercede the remainder of this subparagraph (a)) it will continue to maintain in confidence such information until such information (i) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (ii) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (ii) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law or legal order) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its reasonable best efforts (at the Company’s expense) to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

(b) The Company shall on the Closing Date, or on the following business day of the Closing Date, issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold and proceeds therefrom).

17. Listing. The Company shall promptly secure the listing of all of the Shares and Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Nasdaq Capital Market unless, substantially simultaneously with such delisting, the Company lists its Common Stock on another exchange or automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 17.

18. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

19. Expenses. The Company shall reimburse QVT Financial LP (the “Lead Investor”) or its designee(s) for all reasonable costs and expenses, incurred in connection with the transactions contemplated by hereby (including all reasonable and documented legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated hereby) up to a maximum amount of $30,000, which amount may be withheld by the Lead Investor from its purchase price at the Closing. Except as set forth herein, the parties shall pay their own legal and other expenses in connection with the preparation, negotiation and execution of the Agreements and the consummation of the transactions contemplated herein.

INHIBITEX, INC.

INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Stock and Warrant Purchase Agreement)

1.	Complete and execute the Stock and Warrant Purchase Agreement. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Complete and execute Exhibit A – Investor Questionnaire.

3.	Complete and execute Exhibit B — Registration Statement Questionnaire.

4.	Complete and execute Exhibit C – Stock Certificate Questionnaire.

5.	Return, via facsimile or e-mail attachment, the signed Stock and Warrant Purchase Agreement, including the properly completed Exhibits A through C, to:

Facsimile:(212) 698-3599
E-mail:david.rosenthal@dechert.com
Telephone:(212) 698-3500
Attn:	David S. Rosenthal

6.	After completing instruction number five (5) above, deliver the original signed Stock and Warrant Purchase Agreement, including the properly completed Exhibits A through C, to:

7.	Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797 Attn: David S. Rosenthal Wiring Instructions:Bank:
ABA No.:
Account Name:
Account No.:
FFC:
FFC:

EXHIBIT A

INHIBITEX, INC.
INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: Inhibitex, Inc.

9005 Westside Parkway
Alpharetta, GA 30009

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, of Inhibitex, Inc. (“Common Stock”) and warrants to purchase shares of Common Stock (collectively, the “Securities”). The Securities are being offered and sold by Inhibitex, Inc. (the “Corporation”) without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: ( )

Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: ( )

If an individual:

Age:                       Citizenship:                Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:

State of formation: Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): Residence Address	Business Address

Current ownership of securities of the Corporation:

                                 shares of common stock, par value $0.001 per share (the “Common Stock”)

options to purchase                                  shares of Common Stock

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable).1

         (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U S Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

         (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

         (3) an organization, corporation or partnership described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or similar business trust, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

         (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

         (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

         (7) an entity in which all of the equity owners are accredited investors (as defined above).

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Corporation as follows:

1.	The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of a Registration Statement (as such terms are defined in the Stock and Warrant Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(b) of the Stock and Warrant Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

2.	The undersigned is aware of its obligations under applicable federal and state securities laws with respect to use and disclosure of non-public information regarding the Company.

3.	The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Disclosure Documents.

4.	The undersigned understands that the Securities that it is acquiring are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

[Signature Page Follows.]

[1]	As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this           day of October, 2009, and declares under oath that it is truthful and correct.

Print Name

By:

Signature

Title:

(required for any purchaser that is a corporation, partnership, trust or other entity)

EXHIBIT B

INHIBITEX, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

Reference is hereby made to the Stock and Warrant Purchase Agreement, dated as of October     , 2009, between Inhibitex, Inc., a Delaware corporation (the “Company”), and the Investor (as defined therein) and the Terms and Conditions for Purchase of Shares attached thereto as Annex I (collectively, the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Purchase Agreement. In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1. Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Shares and Warrants owned by the Investor:

2. Address of your organization:

Telephone:

Fax:

Contact Person:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

       Yes        No

If yes, please indicate the nature of any such relationship below:

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within sixty (60) days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

       Yes        No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

       Yes        No

If yes, please describe the nature and amount of such arrangements.

7. FINRA Matters

A. State below whether (i) you or any associate or affiliate of yours are a member of the FINRA, a controlling shareholder of an FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

       Yes        No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

B. State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

       Yes        No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

(Please read and sign the acknowledgment on the following page.)

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated:

Name of Investor:

By:
Name:
Title:

EXHIBIT C

INHIBITEX, INC.
STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Shares and Warrants are to be registered in (this is the name that will appear on the stock and warrant certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Shares and Warrants and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

___________________________________________________________________________[Company
Letterhead]

, 200

Re: Inhibitex, Inc.; Registration Statement on Form S-3

Dear Selling Shareholder:

Enclosed please find five (5) copies of a prospectus dated                    ,       (the “Prospectus”) for your use in reselling your shares of common stock, $0.001 par value (the “Shares”), of Inhibitex, Inc. (the “Company”), under the Company’s Registration Statement on Form S-3 (Registration No. 333-               ) (the “Registration Statement”), which has been declared effective by the Securities and Exchange Commission. As a selling shareholder under the Registration Statement, you have an obligation to deliver a copy of the Prospectus to each purchaser of your Shares, either directly or through the broker-dealer who executes the sale of your Shares.

The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock and Warrant Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares that are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, American Stock Transfer & Trust Company (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the “Representation Letter”). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption “Plan of Distribution” in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Shares by you, including the number of Shares being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption “Plan of Distribution” in the Prospectus.

Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at Inhibitex, Inc., 9005 Westside Parkway

Alpharetta, GA 30009. Thank you.

Sincerely,

Chief Executive Officer

Exhibit A

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company

RE: Sale of Shares of Common Stock of Inhibitex, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No. (s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,
Date:	By:

Print Name:

Title:

cc: Inhibitex, Inc. 9005 Westside Parkway Alpharetta, GA 30009 Attn: Chief Executive Officer

EXHIBIT D

FORM OF WARRANT

[See attached.]